PROXY STATEMENT

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                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]    Preliminary Proxy Statement        [ ]   Confidential, for Use of the
[X]    Definitive Proxy Statement               Commission Only (as permitted
[ ]    Definitive Additional Materials          by Rule 14a-6(e)(2))
[ ]    Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12


                            PRICELLULAR CORPORATION
               (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

       (1) Title of each class of securities to which transaction applies:

       (2) Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       (4) Proposed maximum aggregate value of transaction:

       (5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1) Amount Previously Paid:

      (2) Form, Schedule or Registration Statement No.:

      (3) Filing Party:

      (4) Date Filed:

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                            PriCellular Corporation
                             45 Rockefeller Center
                           New York, New York 10020

                           ------------------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         ----------------------------

               The 1997 Annual Meeting of the stockholders of PriCellular Corporation will be held at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York on Wednesday, May 14, 1997, at 10:00 a.m. for the following purposes:

               1.  To elect directors.

               2. To consider and vote upon a proposed amendment to the Company's Amended and Restated Certificate of Incorporation, approved and declared advisable by the Company's Board of Directors, which would increase the authorized number of shares of the Company's Class B Common Stock, par value $.01 per share, from 20,000,000 to 50,000,000 shares and thereby increase the authorized number of shares of all classes of the Company's stock, par value $.01 per share, from 130,000,000 to 160,000,000 shares.


               3. To consider and vote upon a proposed amendment to the 1994 Stock Option Plan (as described in the attached Proxy Statement) which would increase the number of shares of the Company's Common Stock available for award thereunder.

               4. To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.


               The Board of Directors has fixed the close of business on April 8, 1997, as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

               Stockholders are invited to attend the meeting. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

               If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

               Regardless of how many shares you own, your vote is very important. Please SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TODAY.


                                           By Order of the Board of Directors


                                           Kim I. Pressman
                                           Secretary


New York, New York
April 18, 1997


                            PriCellular Corporation
                             45 Rockefeller Center
                           New York, New York 10020

                           ------------------------
                                PROXY STATEMENT
                           ------------------------


Introduction


               This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of PriCellular Corporation, a Delaware corporation (the "Company"), for the 1997 Annual Meeting of the stockholders of the Company on May 14, 1997. The Notice of Annual Meeting, this proxy statement and the accompanying proxy are first being mailed on or about April 18, 1997 to stockholders of record as of the close of business on April 8, 1997. You can ensure that your shares are voted at the meeting by signing, dating and promptly returning the enclosed proxy in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and vote in person. You may revoke your proxy at any time before it is voted by notifying the Company's Transfer Agent, Harris Trust Company of New York, 77 Water Street, New York, NY 10005 in writing, or by executing a subsequent proxy, which revokes your previously executed proxy.


               The Company's principal executive offices are located at 45 Rockefeller Center, New York, New York 10020.

Voting of Proxies


               Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted for proposals 1, 2 and 3. Under the Delaware General Corporation Law and the Company's Amended and Restated Certificate of Incorporation, (x) a plurality of the votes of the outstanding shares of the Company's Class A Common Stock, Class B Common Stock and Series A Cumulative Convertible Preferred Stock (the "Voting Shares"), voting together as a single class, entitled to vote and present, in person or by properly executed proxy, will be required to elect a nominated director and
(y) the affirmative vote of the holders of at least a majority of the votes of
(i) the outstanding shares of the Company's Class A Common Stock and Class B Common Stock, voting together as a single class, and (ii) the outstanding Voting Shares, voting together as a single class, will be required to approve the proposed amendment to the Company's Amended and Restated Certificate of Incorporation which would increase the authorized number of shares of Class B Common Stock from 20,000,000 to 50,000,000 shares and of all classes of stock from 130,000,000 to 160,000,000 shares, and to approve the proposed amendment to the Company's 1994 Stock Option Plan.


               On April 8, 1997, the record date for the 1997 Annual Meeting, there were outstanding and entitled to vote 19,235,654 shares of Class A Common Stock of the Company, entitled to one vote per share, 19,170,736 shares of Class B Common Stock of the Company, entitled to ten votes per share, and 96,000 shares of Series A Cumulative Convertible Preferred Stock, entitled to
111.26 votes per share (based on the number of shares of Class A Common Stock into which it is convertible on such date).

               Stockholders will not be entitled to appraisal rights in connection with any of the matters to be voted on at the Annual Meeting.

1.  Election of Directors


               At the meeting, six directors are to be elected to serve until their successors have been elected and qualified. Information regarding such nominees for reelection is set forth below.


               The accompanying proxy will be voted for the reelection of the Board's nominees unless contrary instructions are given. If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote for the other Board nominees and, unless the number of nominees is reduced by the Board of Directors, for such other person or persons as the Board of Directors may designate.

Nominees

               Robert Price has been a Director, President and Assistant Treasurer of the Company since 1990. Robert Price concurrently serves as and has been a director and the Chief Executive Officer and President of Price Communications ("Price Communications") since 1979. In 1992 Price Communications filed for protection from creditors pursuant to Chapter 11 of the United States Bankruptcy Code. Price Communications' Amended Plan of Reorganization was confirmed on June 11, 1992 and became effective on December 30, 1992. Robert Price, an attorney, is a former General Partner of Lazard Freres & Co. He has served as an Assistant United States Attorney, practiced law in New York and served as Deputy Mayor of New York City. After leaving public office, Robert Price became Executive Vice President of The Dreyfus Corporation and an Investment Officer of The Dreyfus Fund. In 1972 he joined Lazard Freres & Co. Robert Price has served as a Director of Holly Sugar Corporation, Atlantic States Industries, The Dreyfus Corporation, Graphic Scanning Corp. and Lane Bryant, Inc., and is currently a member of The Council on Foreign Relations. Robert Price serves as the Representative of The Majority Leader and President Pro Tem of the New York Senate and on the Board of Directors of the Municipal Assistance Corporation for the City of New York. Robert Price also has been appointed by Governor George Pataki of New York to a seven year term as a Member of the Board of Trustees of the City University of New York. Robert Price is also a Director and President of TLM Corporation. Robert Price was elected to the Company's Board of Directors as a nominee of the Price family pursuant to a stockholders agreement among the principal stockholders of the Company (the "Stockholders Agreement"). Robert Price is the father of Steven Price.


               Steven Price has been the Chief Operating Officer of the Company since March 1997, an Executive Vice President since
April 1997, and a Director since September 1996. Mr. Price has also been the Chief Executive Officer and President of PriCellular Wireless Corporation, the Company's principal operating subsidiary, since April 1997. From December 1994 to April 1997, he was a Senior Vice President of the Company. Prior thereto, he was Director of Business Development of the Company since April 1993. From 1990 to 1993, Mr. Price was an attorney with Davis Polk & Wardwell. Prior thereto, Mr. Price was appointed by President Bush to serve in the U.S. State Department as Special Assistant to the Chief U.S. Nuclear Arms Negotiator and worked in the mergers and acquisitions department of Goldman, Sachs & Co. Mr. Price graduated magna cum laude from Brown University, where he was elected to Phi Beta Kappa, and has a J.D. degree from Columbia University. Steven Price is Vice President and Secretary of TLM Corporation and is the son of Robert Price.

               Kim I. Pressman has been an Executive Vice President of the Company since April 1997, and a Director and Secretary since 1990. Ms. Pressman served as a Vice President of the Company from 1990 to April 1997, and as the Treasurer from 1990 until December 1994. Ms. Pressman is a certified public accountant and is a graduate of Indiana University and holds an M.B.A. from New York University. Since 1990, she has served as Executive Vice President of Price Communications and is currently also a Director. Prior to joining Price Communications in 1984, Ms. Pressman was employed for three years by Peat, Marwick, Mitchell & Co., a national certified public accounting firm, and for more than three years thereafter was Supervisor, Accounting Policies for International Paper Company and then Manager, Accounting Operations for Corinthian Broadcasting Division of Dun & Bradstreet Company, a large group owner of broadcasting stations.
Ms. Pressman is the Chairman and a Vice President and Treasurer of TLM Corporation. Ms. Pressman was elected to the Company's Board of Directors as a nominee of the Price family pursuant to the Stockholders Agreement.

                Brion B. Applegate has been a Director of the Company since June 1994. He is a founder and general partner of Spectrum, a venture capital fund specializing in communications and telecommunications investments. Prior thereto, he was a general partner of funds managed by Burr, Egan, Deleage & Co. Mr. Applegate serves on the board of several private communications entities. Mr. Applegate originally was elected to the Company's Board of Directors as Spectrum's nominee pursuant to the Stockholders Agreement.


               Scott M. Sperling has been a Director of the Company since February 1996. Mr. Sperling is a Managing Director of the Thomas H. Lee Company and a General Partner of its affiliated Equity Funds. Prior to this position, he served for ten years as the Managing Partner of the Aeneas Group Inc., the affiliate of the Harvard Management Company, responsible for all private capital market investments, including venture capital, company buyouts and real estate. From 1981-1984, Mr. Sperling was a Senior Consultant with the Boston Consulting Group, Inc. He holds an M.B.A. from Harvard Business School and a B.S. from Purdue University. He is a Director of Beacon Properties, Inc., Softkey International, KAI Inc., Livent, Inc. and several private companies. Mr. Sperling is also a member of the corporation for the Brigham and Womens Hospital and Medical Center and is the director of several charitable organizations.


               Scott I. Anderson has been a Director of the Company since April 1997. Mr. Anderson served as Senior Vice President - Acquisitions and Development of AT&T Wireless Services, Inc., formerly McCaw Cellular Communications, Inc. ("AT&T Wireless/McCaw") from 1991 to March 1997. Prior thereto, he served as Vice President-Law of AT&T Wireless/McCaw since 1988. Previously, Mr. Anderson served on the Company's Board of Directors from April 1995 to August 1996 as AT&T Wireless/McCaw's nominee pursuant to the Stockholders Agreement. Mr. Anderson served as an advisor to the Board of Directors from August 1996 to April 1997.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE REELECTION OF DIRECTORS, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Committees of the Board -- Board Meetings

               The Board of Directors held nine meetings, the Audit Committee held no meetings, the Compensation and Stock Option Committee held three meetings and the Executive Committee held nine meetings in 1996. All of the Directors attended at least 75% of the meetings of the Board and the respective Committees of the Board of which they are members.

               The Board of Directors has the following standing committees:

Audit Committee

               The Audit Committee recommends the annual engagement of auditors, with whom the Audit Committee will review the scope of audit and non-audit assignments, related fees, the accounting principles used in financial reporting, internal financial auditing procedures and the adequacy of internal control procedures. The Company anticipates that additional directors will be appointed to the Audit Committee as soon as practicable to ensure that a majority of the Audit Committee members are independent directors.

               Ms. Pressman serves as a member of the Audit Committee. The Company anticipates that additional directors will be appointed to the Audit Committee as needed to ensure that a majority of the Audit Committee members are independent directors.

Compensation and Stock Option Committee

               The Compensation and Stock Option Committee reviews and approves the remuneration arrangements for the officers and directors of the Company and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate, including the granting of stock options.

               Mr. Applegate serves on the Compensation and Stock Option Committee. The Company anticipates that additional directors will be appointed to the Audit Committee as needed to ensure that a majority of the Audit Committee members are independent directors.

Executive Committee


               The by-laws of the Company provide for the establishment of an Executive Committee, which the Board of Directors has established. The by-laws provide that the Executive Committee shall consist of four members, one of which shall be designated by each of the Price family, AT&T Wireless/McCaw, Aeneas Venture Corporation ("Harvard Private Capital") and Thomas H. Lee Equity Fund III, L.P. (the "THL Equity Fund") except during any period in which there is a significant overlap between the PCS licensed areas directly or indirectly owned, operated or controlled by, or attributed to AT&T Wireless/McCaw, or any affiliate of either and the cellular geographic service areas directly or indirectly owned, operated or controlled by, or attributed to, the Company or any affiliate thereof, in which case it shall consist of three members, one of which shall be designated by each of the Price family, Harvard Private Capital and THL Equity Fund.


               The affirmative vote of the Executive Committee of the Company with no members voting against will be required to designate any class or series of Preferred Stock or incur any indebtedness other than trade indebtedness incurred in the ordinary course of the Company's business and other than indebtedness not in excess of $1,000,000. The right of AT&T Wireless/McCaw and the THL Equity Fund to nominate a member to the Executive Committee shall terminate (a) with respect to AT&T Wireless/McCaw on the earlier to occur of (i) April 28, 2001 or (ii) such time as the number of fully diluted shares held by AT&T Wireless/McCaw is less than 7% of the total number of fully diluted shares then outstanding and (c) with respect to THL Equity Fund at such time as the number of fully diluted shares held by THL Equity Fund and the other purchasers of shares of Class Cumulative Convertible Preferred Stock, par value $.01 per share, of the Company is less than 4,375,000 (without giving effect to certain reductions to the conversion value provided in the certificate of designation to such shares and subject to appropriate adjustment for subdivision, combination, consolidation or reclassification of such shares into a greater or lesser number of shares). The right of Harvard Private Capital to nominate a director and member of the Executive Committee has terminated and Harvard Private Capital's nominee has resigned.

               The members of the Executive Committee are Messrs. Robert Price and Sperling.

Compensation of Directors

               Directors of the Company are not paid fees.

Executive Officers

               The following table sets forth certain information with respect to the executive officers of the Company.


      Name               Age    Office
---------------------    ---    ----------------------------------------------

Robert Price.........    64     Director, President and Assistant Treasurer

Steven Price.........    35     Director, Chief Operating Officer and
                                Executive Vice President

Stuart B. Rosenstein.    36     Executive Vice President, Chief Financial
                                Officer, Treasurer and Assistant Secretary

Kim I. Pressman......    40     Director, Executive Vice President and
                                Secretary

               Stuart B. Rosenstein has been an Executive Vice President of the Company since April 1997 and Chief Financial Officer and Assistant Secretary since December 1993. Mr. Rosenstein has also served as Treasurer of the Company since December 1994. From September 1996 to April 1997, he was a Senior Vice President of the Company. From 1990 to December 1993, he was the Company's Controller and from 1990 to September 1996, he was a Vice President. Prior to that time, Mr. Rosenstein, a certified public accountant, was a senior manager with the accounting firm of Ernst & Young. Mr. Rosenstein has a B.S. degree from SUNY at Buffalo, where he graduated magna cum laude.


     Stock Ownership of Certain Beneficial Owners and Management

               The following table provides certain information regarding the beneficial ownership of the Company's Common Stock as of February 28, 1997 by
(i) each of the Company's directors and officers listed in the summary compensation table incorporated by reference herein, (ii) all directors and officers as a group and (iii) each person known to the Company to be the beneficial owner of 5% or more of any class of the Company's voting securities.


                                                                                 Beneficial Ownership of
                                                                              Class A and B Common Stock(1)
                                                                ------------------------------------------------------
                                                                                   Percentage of         Percentage of
                                                                                      Combined              Combined
Name of Beneficial Owner                                           Shares             Classes                Voting
------------------------                                        -------------      -------------         -------------

Directors and Officers
Robert Price(2).............................................        7,109,545            17.4%                 23.2%
Stuart B. Rosenstein(3).....................................          233,005             0.6                   0.1
Kim I. Pressman(4)..........................................           77,735             0.2                   0.1
Steven Price(5).............................................        4,037,138            10.4                  17.8
Brion B. Applegate(6).......................................        3,318,046             8.5                  10.3
Scott M. Sperling(7)........................................        6,635,671            14.7                   3.0
All directors and officers as a group (6 persons)...........       20,420,282            41.8                  45.5
Other 5% Stockholders
AT&T Wireless Services, Inc.(8)                                     6,537,544            17.0                  19.8
  (formerly McCaw)
  5400 Carillon Point
  Kirkland, WA 98033
Aeneas Venture Corporation(9)                                       4,051,220            10.5                  19.2
  (an affiliate of Harvard Private Capital Group, Inc.)
  600 Atlantic Avenue, 26th Floor
  Boston, MA 02210
The Thomas H. Lee Company(10)                                       6,635,671            14.7                   3.0
  75 State Street
  Boston, MA 02109
Putnam Investments, Inc.(11)                                        5,355,114            12.6                   2.5
  One Post Office Square
  Boston, MA 02109
Eileen Farbman(12)                                                  4,594,574            12.0                  21.7
  c/o Suite 3200
  45 Rockefeller Plaza
  NY, NY 10020
Janus Capital Corp.(13)                                             3,449,619             9.0                   1.6
  100 Fillmore Street
  Denver, CO 80206
Spectrum Equity Investors, L.P.(14)                                 3,318,046             8.5                  10.3
  121 High Street, 26th Floor
  Boston, MA 02110
The Public School Employes' Retirement System(15)                   3,317,836             8.0                   1.5
  5 North 5th Street, Box 125
  Harrisburg, PA 17108
Price Communications Corporation(16)                                3,623,860             9.0                   8.7
  Suite 3200
  45 Rockefeller Plaza
  NY, NY 10020
Leo Farbman(17)                                                     1,523,436             4.0                   7.2
  c/o Suite 3200
  45 Rockefeller Plaza
  NY, NY 10020
Alexandra Farbman(18)                                               1,523,436             4.0                   7.2
  c/o Suite 3200
  45 Rockefeller Plaza
  NY, NY 10020
College Retirement Equities Fund(19)                                2,090,250             5.4                   1.0
 730 Third Avenue
 NY, NY 10017

---------------
(1) As used in this table, "beneficial ownership" means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security. A person is deemed as of any date to have "beneficial ownership" of any security that such person has a right to acquire within 60 days after such date. Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.

(2) Consists of 425,781 shares of Class B Common Stock owned directly by Robert Price, 1,317,858 shares of Class B Common Stock and 14,000 shares of Class A Common Stock held by Robert Price and Eileen Farbman, as joint tenants (see also footnote 12), 990,858 shares of Class B Common Stock held by Robert Price and Steven Price, as joint tenants (see also footnote 5), options to purchase 742,188 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are currently exercisable, 1,804,250 shares of Class A Common Stock held by Price Communications and warrants to purchase 1,819,610 shares of Class B Common Stock held by Price Communications that are currently exercisable (see also footnote 16).

(3) Consists of 3,906 shares of Class B Common Stock owned directly by Mr. Rosenstein, 4,178 shares of Class A Common Stock owned directly by Mr. Rosenstein, 5,078 shares of Class A Common Stock held by Mr. Rosenstein as custodian for his daughter, 195 shares of Class A Common Stock held by Mr. Rosenstein as custodian for his son and options to purchase 202,148 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are currently exercisable. Includes 17,500 options to purchase shares of Class A Common Stock held in custody for his children that are currently exercisable. Does not include options to purchase 141,406 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are not exercisable within 60 days.

(4)   Consists of 3,906 shares of Class B Common Stock owned directly by
      Ms. Pressman and options to purchase 48,829 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are currently exercisable. Does not include options to purchase
      53,125 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are not exercisable within 60 days. Includes 25,000 options to purchase shares of Class A Common Stock held in custody for her children that are currently exercisable.

(5) Consists of 2,685,109 shares of Class B Common Stock owned directly by Steven Price, 990,858 shares of Class B Common Stock held by Robert Price and Steven Price, as joint tenants (see also footnote
      2), 5,038 shares of Class A Common Stock owned directly by Steven Price and options to purchase 202,148 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are currently exercisable. Includes 103,985 options to purchase shares of Class A Common Stock and 50,000 shares of Class B Common Stock held in custody for his daughter. Does not include options to purchase 97,656 shares of Class A Common Stock granted pursuant to the Company's 1994 Stock Option Plan that are not exercisable within 60 days. Steven Price is the son of Robert Price.

(6) All of such shares are owned by Spectrum and attributed to Brion B. Applegate, a General Partner of Spectrum, pursuant to the definition of beneficial ownership provided in footnote 1.

(7) All of such shares are owned by The Thomas H. Lee Company and attributed to Scott M. Sperling, a Managing Director of The Thomas H. Lee Company, pursuant to the definition of beneficial ownership provided in footnote 1.

(8) Consists of 3,925,781 shares of Class B Common Stock and 2,611,763 shares of Class A Common Stock.

(9) Consists of 3,994,945 shares of Class B Common Stock currently outstanding and warrants to purchase 56,275 shares of Class B Common Stock that are currently exercisable. The per share price at which shares may be purchased pursuant to the warrants is $4.75 subject to adjustment.

(10) Consists of 6,675,865 shares of Class A Common Stock currently issuable (subject to adjustments) upon conversion of 54,728 shares of the Company's Series A Cumulative Convertible Preferred Stock (the "Convertible Preferred Stock") held by Thomas H. Lee Equity Fund III L.P. and 5,272 shares of Convertible Preferred Stock held by THL-CCI Investors Limited Partnership.

(11) Consists of 4,208,629 shares of Class A Common Stock issuable upon conversion of the Company's outstanding 10 3/4% Senior Subordinated Convertible Discount Notes due 2004 and 1,146,485 shares of Class A Common Stock. Information with respect to the shares of Class A Common Stock held is based on a Schedule 13G dated February 8, 1995, which reflects the collective beneficial ownership of Marsh & McLennan Companies, Inc., Putnam Investments, Inc. and its two wholly owned registered investment advisers (Putnam Investment Management, Inc. and The Putnam Advisory Company, Inc.) and the Putnam New Opportunities Fund (the "Fund") (collectively, the "Putnam Entities"). According to the Schedule 13G, none of the Putnam Entities have the sole power to vote or dispose of any such shares of Class A Common Stock nor (except the Fund with respect to 506,250 of such shares) the shared power to vote any of such shares and all of the Putnam Entities have the shared power to dispose of such shares.

(12) Consists of 214,843 shares of Class B Common Stock and 1,000 shares of Class A Common Stock owned directly by Ms. Farbman, 1,317,859 shares of Class B Common Stock and 14,000 shares of Class A Common Stock held by Robert Price and Eileen Farbman, as joint tenants (see also footnote 2), 761,718 shares of Class B Common Stock held by Eileen Farbman and Leo Farbman, as joint tenants, 761,718 shares of Class B Common Stock held by Eileen Farbman and Alexandra Farbman, as joint tenants and 761,718 shares of Class B Common Stock held by Eileen Farbman as custodian for Leo Farbman UGTMA until age 21 and 761,718 shares of Class B Common Stock held by Eileen Farbman as custodian for Alexandra Farbman UGTMA until age 21 (see also footnotes 17 and 18). Eileen Farbman is the daughter of Robert Price.

(13)  Consists of 3,449,619 shares of Class A Common Stock.

(14) Consists of 2,055,988 shares of Class B Common Stock, 598,491 shares of Class A Common Stock currently outstanding and 621,500 shares of Class A Common Stock currently issuable upon conversion of 6,000 shares of the Convertible Preferred Stock.

(15) Consists of 3,317,836 shares of Class A Common Stock currently issuable upon conversion of 30,000 shares of the Convertible Preferred Stock.

(16) Consists of 1,804,250 shares of Class A Common Stock currently outstanding and 1,819,610 shares of Class B Common Stock issuable pursuant to warrants that are currently exercisable. See also footnote 2. The per share price at which shares may be purchased pursuant to the warrants is $5.01 subject to adjustment.

(17) Consists of 761,718 shares of Class B Common Stock held by Eileen Farbman and Leo Farbman, as joint tenants and 761,718 shares of Class B Common Stock held by Eileen Farbman as custodian for Leo Farbman UGTMA until age 21 (see also footnote 12). Leo Farbman is the son of Eileen Farbman and grandson of Robert Price.

(18) Consists of 761,718 shares of Class B Common Stock held by Eileen Farbman and Alexandra Farbman, as joint tenants and 761,718 shares of Class B Common Stock held by Eileen Farbman as custodian for Alexandra Farbman UGTMA until age 21 (see also footnote 12). Alexandra Farbman is the daughter of Eileen Farbman and granddaughter of Robert Price.

(19)  Consists of 2,090,250 shares of Class A Common Stock.


               Certain Relationships and Related Transactions


AT&T Wireless/McCaw Registration Rights

               AT&T Wireless/McCaw is a principal stockholder of the Company, owning 3,925,781 shares of Class B Common Stock and 2,611,763 shares of Class A Common Stock. As of February 9, 1996, the Company has agreed, and Harvard Private Capital, Spectrum, THL Equity Fund, THL-CCI Investors Limited Partnership ("THL-CCI"), The Public School Employes' Retirement System ("PSERS") and Dominion Cellular, Inc. ("Dominion") consented, to provide
AT&T Wireless/McCaw with certain registration rights (the "McCaw
Registration Rights"). The McCaw Registration Rights are substantially the same as the Registration Rights (described below), except that AT&T Wireless/McCaw will be entitled to one demand registration and participation rights in registrations proposed to be effected by the Company.


Other Registration Rights


               On February 9, 1996, the Company, Harvard Private Capital, Spectrum, THL Equity Fund, THL-CCI, PSERS and Dominion entered into an Amended and Restated Registration Rights Agreement (the "Registration Rights"), which superseded and canceled the Amended and Restated Registration Rights Agreement dated as of December 28, 1995 among the same parties. The agreement provides, subject to certain limitations, that Spectrum will have the right to one demand registration, Harvard Private Capital will have the right to two demand registrations, THL Equity Fund (together with THL-CCI) will have the right to two demand registrations and PSERS will have the right to two demand registrations. The minimum amount of securities that must be registered pursuant to these demand rights is, for each of Harvard, THL and PSERS, 20% of the Harvard registrable securities, the THL registrable securities and the PSERS registrable securities (or a lesser amount of shares whose aggregate offering price is expected to be at least $10 million), respectively, or, for Spectrum, 40% of the Spectrum registrable securities. In each demand registration, holders of registrable securities other than the holders initiating the registration may include their securities in such registration, subject to certain notice requirements. The Registration Rights further provide, subject to certain limitations, that in the event the Company proposes to register any of its equity securities in connection with a public offering, the Company will use its best efforts to have such registration cover all of the registrable securities, subject to certain notice requirements.


Compensation of Executive Officers

               The following table sets forth the compensation earned in 1994, 1995, and 1996 by the Company's chief executive officer and each other executive officer whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1996.

                          Summary Compensation Table

                                                                                         Long-Term
                                                                                        Compensation
                                                       Annual Compensation                 Awards
                                               ----------------------------------        -----------
                                                                                         Number of
                                                                                         Securities
                                                                                         Underlying        All Other
Name and Principal Position                    Year         Salary       Bonus(1)        Options(2)       Compensation
---------------------------                    ----       ---------      --------        -----------      ------------

Robert Price, President...................     1996        $325,000      $325,000                 0        $        0
                                               1995         237,500       210,000           180,664                 0
                                               1994               0             0           708,008                 0
Steven Price, Chief Operating Officer and
Executive Vice President..................     1996        $195,609      $135,000                 0        $        0
                                               1995         160,000       105,000           153,320                 0
                                               1994         136,750        20,150           146,484                 0
Stuart B. Rosenstein, Executive Vice
President, Chief Financial Officer
and Treasurer.............................     1996        $201,218      $135,000            43,750        $        0
                                               1995         160,000       105,000           153,320                 0
                                               1994         136,750        45,150           146,484                 0


                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants

                                              Percent of
                                                Total
                              Number of        Options/                                           Potential Realizable
                             Securities          SARs                                                   Value at
                             Underlying       Granted to                                             Assumed Annual
                              Options/        Employees       Exercise or                            Rates of Stock
                                SARs          in Fiscal       Base Price       Expiration          Price Appreciation
          Name               Granted(#)          1996          ($/Share)          Date              For Option Term
          ----               ----------       ----------      -----------      ----------        ----------------------
                                                                                                    5%           10%
                                                                                                 ---------    ---------
Robert Price............            0              0%              --               --               --           --
Steven Price............        43,750(3)         13%            $10.80          9/10/06          $297,063     $752,938
Stuart B. Rosenstein....            0              0%              --               --               --           --

_______________
(1) Bonuses for 1995 were paid in April 1996 and bonuses for 1996 were paid in February 1997.

(2) The stock options have been restated to give effect to all stock splits.

(3) All of such options were granted in September 1996 and such options vest 1/3 per year until fully vested in September 1999. Such options have stock-for-stock exercise and tax withholding features, which allow the holder, in lieu of paying cash for the exercise price and any tax withholding, to have the Company commensurately reduce the number of shares to which he would otherwise be entitled upon exercise of such options.

            Aggregated Option/SAR Exercises in Last Fiscal Year and
                       Fiscal Year-End Option/SAR Values


                                                                  Number of
                                                                  Securities                       Value of
                                                                  Underlying                     Unexercised
                                                                 Unexercised                     In-the-Money
                               Shares                            Options/SARs                    Options/SARs
                              Acquired                       at December 31, 1996            at December 31, 1996
                                 on          Value               Exercisable/                    Exercisable/
          Name                Exercise      Realized            Unexercisable                   Unexercisable
          ----                --------      --------         --------------------            --------------------
Robert Price.............        0             0                  854,492/0                     $6,515,868/$0
Steven Price.............        0             0                202,148/97,656               $1,521,295/$666,991
Stuart B. Rosenstein.....        0             0               202,148/141,406               $1,521,295/$697,616

Compensation Committee Interlocks and Insider Participation

               During all of 1996, the Compensation Committee was comprised of Mr. Applegate.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

               Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires the Company's executive officers and Directors, and beneficial owners of more than 10% of the Class A Common Stock of the Company, to file initial reports of ownership and reports of changes in ownership with the SEC. Executive officers and Directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and Directors, the Company noted that no individual who, at any time during 1996, was a Director, officer or beneficial owner of more than 10% of the Class A Common Stock of the Company failed to file the reports required by Section 16(a) of the 1934 Act on a timely basis, except that (i) Stuart Rosenstein filed a Form 4 in November 1996, that was not timely filed, reporting two purchases and (ii) Price Communications filed a Form 4 during April 1997, that was not timely filed, reporting seven purchases during 1996.

               COMPENSATION COMMITTEE REPORT TO STOCKHOLDERS

               The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

               The Compensation Committee of the Board of Directors is responsible for administering the executive compensation plans and programs of the Company and for making recommendations to the Board of Directors regarding the compensation of and benefits provided to the Chief Executive Officer and the other executive officers. Each member of the Committee, whose names are set forth below this report, is an independent director of the Company.

Compensation Policies

               In establishing compensation and benefit levels for executive officers, the Committee seeks to (1) attract and retain individuals of superior ability and managerial talent (2) motivate executive officers to increase Company performance primarily for the benefit of its stockholders but also for the benefit of its customers and other constituencies and (3) reward executives for superior individual contributions to the achievement of the Company's business objectives. To these ends, the Company's executive compensation package consists of salary, variable annual cash compensation and stock-based long-term incentive awards.

               Salary levels generally are determined based on the Committee's subjective assessment of prevailing levels among the Company's competitors. At higher levels, however, individual and Company performance will be given greater weight, along with competitive considerations.

               Annual bonuses are determined based on the Company's performance during the previous year, focusing particularly on growth in "pops", penetration and cash flow (measured by earnings before interest, taxes, depreciation and amortization ("EBITDA"). The Committee has discretion also to consider individual performance in determining annual bonuses.

               Stock-based incentives, at the present time consisting of stock options granted at 100% of the stock's fair market value on the grant date, constitute the long-term portion of the Company's executive compensation package. Stock options provide an incentive for executives to increase the Company's stock price and therefore, the return to the Company's stockholders. The number and timing of stock option grants is decided by the Committee based on its subjective assessment, with the advice of independent consultants, of prevailing levels of similar compensation among the Company's competitors.

Compensation of the Chief Executive Officer

               Effective July 1, 1995, the Committee recommended, and the Board approved, increasing Robert Price's base annual salary from $100,000 to $325,000. The Committee's recommendation as to base salary in this regard was based primarily on, and the Committee credited Mr. Price with, (i) the Company's successful acquisition of certain cellular systems in 1995, (ii) improvements in the results of operations of such systems since the Company's acquisition thereof, (iii) the Company's pending acquisitions, (iv) the Company's successful completion of certain financings during 1995 and (v) successful completion of certain financings during 1995 by the Company's wholly owned subsidiary, PriCellular Wireless Corporation. In addition, in April 1996, based on the foregoing accomplishments, the Committee recommended, and the Board approved, a bonus of $210,000 based on Mr. Price's performance during 1995.

               During 1996, Mr. Price made similar contributions to the Company. Accordingly, the Committee recommended, and the Board approved, maintaining Mr. Price's annual salary at $325,000, and the payment of a bonus of $325,000 based on Mr. Price's performance during 1996.

                                                      BRION B. APPLEGATE


                       STOCK PRICE PERFORMANCE GRAPH

               The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

               The graph below compares cumulative total returns of the Company, the S&P 500 Index and a peer group consisting of six publicly traded cellular telephone companies (described below). The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                  [GRAPH]


                            12/22/94     12/30/94     12/29/95     12/31/96
                            --------     --------     --------     --------

PriCellular Corporation      100.00       102.63       171.05       236.43
S&P 500 Index                100.00        99.91       137.45       169.01
Peer Group Index             100.00       102.99        98.48        84.34


Note: Assumes $100 invested on 12/22/94 in PriCellular Corporation shares of Class A Common Stock, the S&P 500 Index and the Peer Group Index. The Peer Group Index was prepared by Standard & Poor's Compustat specifically for the Company and consists of AirTouch Communications, Inc., United States Cellular Corporation, Centennial Cellular Corp., Vanguard Cellular Systems, Inc., Rogers Cantel Mobile Communications Inc. and Corecomm Inc. (formerly Cellular Communications of Puerto Rico, Inc.). The Peer Group Index consists of other publicly traded cellular telephone service providers with market capitalizations similar to the Company's.


2.  Increase in Number of Authorized Shares of Class B Common Stock

               At the meeting, the stockholders will be asked to approve an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class B Common Stock from 20,000,000 to 50,000,000. Currently, there are 19,170,736 shares of Class B Common Stock outstanding.

               The Board has determined that it is advisable to increase the authorized number of shares of Class B Common Stock in order to ensure that the Company has an adequate number of authorized and unissued shares of Class B Common Stock for issuance in connection with the exercise of outstanding warrants and in connection with stock splits. The availability of additional shares for issuance, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility.


               The Company currently has no plans to issue any additional shares of Class B Common Stock other than shares that may be issued in connection with (i) the exercise of outstanding warrants and (ii) future stock splits. The Company does not currently have any plans for a stock split of its Common Stock, but will consider effecting stock splits in the future as it has in the past, in an effort to enhance the Common Stock's liquidity.
If approved, the increased number of authorized shares of Class B
Common Stock will be available from time to time for such purposes and consideration as the Board of Directors may approve and no further vote of stockholders of the Company will be required, except under the rules of any national securities exchange on which shares of the Company are at the time listed.


               THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF CLASS B COMMON STOCK, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY CARD.


3.  Amendment of the 1994 Stock Option Plan

      At the meeting, the stockholders will be asked to approve an amendment to the PriCellular Corporation 1994 Stock Option Plan (as amended, the "Plan"). At the present time, 429,511 shares remain available for award under the Plan. The Company now believes that it will require more authorized shares under the Plan to properly motivate executives in the coming years.
The Company proposes to change the limit on authorized shares under the Plan by 1,000,000 shares to 3,636,719 shares of the Company's Class A Common Stock.

      The following description of the Plan, as amended, is qualified in its entirety by reference to the text of the Plan, as amended, which is attached hereto as Annex 1.

1994 Stock Option Plan (as amended)

      The Board of Directors of the Company had adopted, and the stockholders of the Company have approved, the Plan. Under the Plan, stock options and other equity-based awards may be granted to senior officers, senior management and other selected employees of the Company and its subsidiaries.

      In September 1996, the Board of Directors granted options to purchase 43,000 shares of Class A Common Stock to Steven Price, which options are currently not exercisable.

      The Plan will be administered by the Board of Directors or by a committee consisting of two or more disinterested members of the Board of Directors (as defined in the Plan) ("the Committee"). The Committee (or the Board, if no Committee is appointed) may grant stock options, stock appreciation rights and other stock-based awards to eligible employees. In no event, however, may the Board or the Committee grant awards relating to more than 2,636,719 shares of Class A Common Stock pursuant to the Plan. Shares subject to awards that are canceled, forfeited or otherwise settled without the delivery of shares, and shares surrendered to or withheld by the Company in satisfaction of the exercise price or withholding tax arising in connection with the exercise of an award shall be added back to the total of shares in respect of which awards may be granted under the Plan.

      Awards may be satisfied by the delivery of either authorized but unissued Common Stock or treasury shares. The Committee (or the Board, if no Committee is appointed) may grant one or more types of awards in any combination to a particular participant in a particular year; however, no individual may be granted awards under the Plan relating to more than 1,171,875 shares in any year. No awards may be made under the Plan after the tenth anniversary of the effective date of the Plan, and no shares may be issued under the Plan after that date, except in respect of awards made prior to that date. Each award will be confirmed by, and is subject to the terms of, an agreement executed by the participant and the Company.

      Following is a description of each type of award or grant that may be made under the Plan.

Stock Options

      Stock options may be incentive stock options ("ISOs") that comply with the requirements of Section 422 of the Code or nonqualified stock options that do not comply with Section 422 of the Code. The Committee (or the Board, if no Committee is appointed) will determine the exercise price and other terms and conditions of options, subject to the limitation that the exercise price of options may not be less than the fair market value of the underlying shares on the date of grant.

      To the extent permitted by the Committee (or the Board, if no Committee is appointed), the exercise price for an option may be paid in shares of Common Stock valued at their then fair market value.

Stock Appreciation Rights

      Stock appreciation rights ("SARs") may be granted in conjunction with all or any part of a stock option or independently. Upon the exercise of an SAR, the participant will be entitled to receive, for each share of Class A Common Stock to which the exercised SAR relates, the excess of the fair market value per share of Class A Common Stock on the date of exercise over the grant price of the SAR. SARs shall have such terms and conditions as may be established by the Committee (or by the Board, if no Committee is appointed).

Other Stock-Based Awards

      The Committee (or the Board, if no Committee is appointed) has the authority under the Plan to make other awards that are valued in whole or in part by reference to, or are payable in or otherwise based upon, shares of Class A Common Stock, including awards valued by reference to the performance of a subsidiary of the Company. The Committee will determine the participants to whom and the times at which these awards will be made, the number of shares of Class A Common Stock to be awarded and all other terms and conditions to the awards.

      Any award granted under the Plan may include the right to receive, either currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares covered by the award.

      If the Committee (or the Board, if no Committee is appointed) determines that any stock split, stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares at a price below fair market value, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits intended under the Plan, then the Committee (or the Board, as the case may be) may in its discretion (i) make equitable adjustments (a) in the number and kind of shares that may be the subject of future awards under the Plan or (b) the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices thereof and
(ii) if appropriate, provide for the payment of cash to a participant.

      The Plan may be amended or terminated at any time by the Board of Directors, except that no amendment may be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval requirement which is a prerequisite for exemptive relief from Section 16 of the Exchange Act.

      The Plan is not subject to any provision of ERISA and is not qualified under Section 401(a) of the Code.

Certain Federal Income Tax Consequences of the Plan Under Current Law

      When an optionee exercises a nonqualified option, the difference between the option price and any higher fair market value of the shares on the date of exercise will be ordinary income to the optionee and will generally be allowed as a deduction for federal income tax purposes to the Company.

      When an optionee exercises an incentive stock option while employed by the Company or a subsidiary or within the three month (one year for disability) period after termination of employment, no ordinary income will be recognized by the optionee at the time, but the excess of the fair market value of the shares acquired by such exercise over the option price will be an adjustment to taxable income for purposes of the federal alternative minimum
tax applicable to individuals.   If the shares acquired upon exercise are
disposed of more than one year after the date of transfer, the excess of the sale proceeds over the aggregate option price of such shares will be long term capital gain but the Company will not be entitled to any tax deduction with respect to such gain. If the shares are disposed of prior to such date (a "disqualifying disposition"), the excess of the fair market value of such shares at the time of exercise over the aggregate option price (but not more than the gain on the disposition if the disposition is a transaction on which a loss, if realized, would be recognized) will be ordinary income at the time of such disqualifying disposition (and the Company generally will be entitled to a federal tax deduction in a like amount). If an incentive stock option is exercised by an optionee more than three months (one year for disability) after termination of employment, the tax consequences are the same as described above for nonqualified stock options.

      With respect to stock appreciation rights and other awards under the Plan, when an optionee exercises stock appreciation rights granted to him under the Plan or receives payment with respect to an award awarded to him under the Plan, the amount of cash and the fair market value of any property (including shares) received will be ordinary income to the optionee and will generally be allowed as a deduction for federal income tax purposes to the Company. Special rules may apply if the property or shares received are subject to a substantial risk of forfeiture.

      Certain additional special rules apply if the exercise price for an award is paid for in shares previously owned by the optionee rather than in cash.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AMENDMENT TO THE 1994 STOCK OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

Solicitation of Proxies

               The cost of soliciting proxies for the 1997 Annual Meeting will be borne by the Company. In addition to solicitation by mail, solicitations may also be made by personal interview, fax and telephone. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for expenses in so doing. Consistent with the Company's confidential voting procedure, directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.


Annual Report


               The Annual Report of the Company for the year ended December 31, 1996 is expected to be mailed to all stockholders on or about April 18, 1997.


Stockholder Proposals

               In general, stockholder proposals intended to be presented at an Annual Meeting, including proposals for the nomination of directors, must be received by the Company at least 120 days in advance of the day and month of the last proxy statement mailed out for any annual meeting to be considered for the 1998 Annual Meeting. The requirements for submitting such proposals are set forth in the Company's Bylaws.


               Stockholder proposals intended to be considered for inclusion in the proxy statement for presentation at the 1998 Annual Meeting must be received by the Company by December 19, 1997.


Other Matters

               The Board of Directors does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting. If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their judgment.


                                                                       Annex I

                          PRICELLULAR CORPORATION

                          1994 STOCK OPTION PLAN

                                as amended


                                 ARTICLE I

                                  Purpose

               The purpose of this 1994 Stock Option Plan is to enable PriCellular Corporation to offer selected employees of the Company and its subsidiaries stock options and other equity interests in the Company, thereby attracting, retaining and rewarding such employees, and strengthening the mutuality of interests between such employees and the Company's shareholders.

                                ARTICLE II

                                Definitions

               For purposes of this Plan, the following terms shall have the following meanings:

               2.1 "Award" shall mean any award under this Plan of any Stock Option, Stock Appreciation Right or Other Stock-Based Award. All Awards shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

               2.2  "Board" shall mean the Board of Directors of the Company.

               2.3 "Code" shall mean the Internal Revenue Code of 1986, as amended.

               2.4 "Committee" shall mean a committee of the Board appointed from time to time by the Board consisting of two or more Directors, each of whom, to the extent necessary to comply with Rule 16b-3 only, shall be disinterested persons as defined in Rule 16b-3. In the absence of the appointment of such a committee, references to the Committee herein shall refer to the Board.

               2.5 "Common Stock" means the Common Stock, $.01 par value per share, of the Company.

               2.6 "Company" shall mean PriCellular Corporation and, unless the context clearly indicates otherwise, its subsidiaries.

               2.7 "Eligible Employees" shall mean the employees of the Company and any other person providing services to the Company as an advisor or consultant.

               2.8 "Fair Market Value" for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date, fair market value as determined by the Committee.

               2.9 "Incentive Stock Option" shall mean any Stock Option awarded under this Plan intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

               2.10 "Nonqualified Stock Option" shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

               2.11 "Other Stock-Based Award" shall mean any right or award granted under Article VIII of the Plan.

               2.12 "Participant" shall mean an employee to whom an Award has been made pursuant to this Plan.

               2.13 "Plan" shall mean this PriCellular Corporation 1994 Stock Option Plan.

               2.14  "Rule 16b-3" shall mean Rule 16b-3 promulgated under
Section 16 of the Securities Exchange Act of 1934, and the authorities issued thereunder, and any successor rule thereto.

               2.15 "Stock Appreciation Right" or "SAR" shall mean the right pursuant to an Award granted under Article VII.

               2.16 "Stock Option" or "Option" shall mean any option to purchase shares of Common Stock granted pursuant to Article VI.

               2.17 "Substitute Awards" shall mean Awards granted in substitution for, or in assumption of, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

                                ARTICLE III

                              Administration

               3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

               3.2 Awards. The Committee shall have full authority, subject to the terms of this Plan and applicable law, to grant Awards to Eligible Employees. In particular, the Committee shall have the authority:

               (a) to select and designate Participants;

               (b) to determine the type or types of Awards to be granted to an Eligible Employee;

               (c) to determine the number of shares of Common Stock to be covered by each such Award granted hereunder;

               (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder;

               (e) to determine whether and under what circumstances Awards may be settled in cash, Common Stock, other securities or other property or any combination of the foregoing;

               (f) to determine whether and under what circumstances an Award may be canceled, forfeited or suspended and the method(s) by which Awards may be canceled, forfeited or suspended;

               (g) to interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;

               (h) to establish, amend, suspend or waive such rules and
                   regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and

               (i) to determine whether, to what extent and under what
                   circumstances Common Stock and other amounts payable with respect to an Award under this Plan shall be deferred either automatically or at the election of the Participant or of the Committee.

               3.3 Decisions Final. Any decision, designation, determination, interpretation or other action made or taken under or in respect of the Plan or any Award shall be within the absolute discretion of the Committee, may be made at any time and shall be final, binding and conclusive on the Company, all employees and Participants and their respective heirs, executors, administrators, successors and assigns, any stockholder of the Company and any Eligible Employee.

               3.4 Reliance on Counsel. The Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

                                ARTICLE IV

                             Share Limitation

               4.1 Shares. Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Common Stock with respect to which Awards may be granted under this Plan shall not exceed 3,636,719 shares, which may be either authorized and unissued Common Stock or outstanding Common Stock reacquired by the Company. If any Award granted under this Plan shall expire, terminate or be canceled for any reason without the delivery of shares of Common Stock, shares subject to such Award, to the extent of such cancellation, forfeiture or termination, shall again be available for Awards under this Plan. Awards which by their terms may be settled only in cash shall not be counted against such total, except as may be required to comply with Rule 16b-3. If any Award is exercised by surrendering shares of Common Stock to the Company in satisfaction of the exercise price of such Award or if any withholding tax obligation arising in connection with such Award is satisfied by withholding shares otherwise deliverable upon such exercise, then the number of shares so surrendered or withheld shall again be available for Award under the Plan. Shares of Common Stock delivered upon exercise of, or otherwise relating to, Substitute Awards shall not be counted against the shares of Common Stock available for Awards under the Plan except in the case of Substitute Awards granted to individuals who are officers or directors of the Company for purposes of Section 16 of the Securities
Exchange Act of 1934.

               4.2 Adjustments. In the event that the Committee determines that any dividend or distribution (whether in the form of cash, securities or other property), stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, or rights offering to purchase capital stock at a price below fair market value, or any similar corporate transaction or event affects the capital stock of the Company such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in its sole discretion and in such manner as it may deem equitable, adjust any or all of the number and kind of shares which thereafter may be subject to Awards under this Plan, both in aggregate and in respect of any individual, the number and kind of shares subject to outstanding Awards granted under this Plan and the purchase price thereof and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m) of the Code and the regulations thereunder; and provided further that the number of shares subject to any Award denominated in shares shall always be a whole number.

               4.3 Individual Limit. No individual may receive in any year Awards under the Plan that relate to more than 1,171,875 shares of Common Stock.

                                 ARTICLE V

                                Eligibility

               5.1 Any Eligible Employee, including any such individual who is also a member of the Company's Board of Directors, is eligible to be granted Options and other Awards under this Plan. Eligibility under this Plan shall be determined by the Committee.

                                ARTICLE VI

                               Stock Options

               6.1 Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Employees to whom Options shall be granted, the number of shares of Common Stock to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by Section 422 of the Code, as from time to time amended, and any implementing regulations.

               6.2 Exercise Price. Except in the case of a Stock Option which is a Substitute Award, the exercise price of any Stock Option granted under this Plan shall not be less than 100% of the fair market value of the underlying shares of Common Stock on the date of grant.

               6.3 Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Participants affected, to disqualify any Incentive Stock Option under such Section 422.

               6.4 Exercise. Each Stock Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award agreement or thereafter, provided, however, that in no event may any Stock Option granted hereunder be exercisable after the expiration of 10 years after the date of such grant. The Committee may impose such conditions with respect to the exercise of Stock Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable. Except in the case of an Option which is a Substitute Award, no Stock Option shall be exercisable earlier than six months after the date of grant.

                                ARTICLE VII

                         Stock Appreciation Rights

               7.1 Stock Appreciation Rights. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Employees to whom Stock Appreciation Rights shall be granted, the number of shares of Common Stock to be covered by each Award of Stock Appreciation Rights, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to a Stock Option or other Award may be granted either at the same time as the Stock Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable earlier than six months after the date of grant nor after the expiration of 10 years after the date of grant. Except in the case of a Stock Appreciation Right which is a Substitute Award, the grant price of any Stock Appreciation Right granted under this Plan shall not be less than 100% of the fair market value of the shares of Common Stock covered by such Stock Appreciation Right on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with a then outstanding Stock Option or other Award, on the date of grant of such related Stock Option or Award.

               7.2 Settlement. A Stock Appreciation Right shall entitle the Participant to receive upon exercise, for each share of Common Stock to which the exercised SAR relates, an amount equal to the excess, if any, of the fair market value of a share of Common Stock on the date of exercise of the Stock Appreciation Right over the grant price. Any Stock Appreciation Right shall be settled in cash, unless the Committee shall determine at the time of grant of a Stock Appreciation Right that it shall or may be settled in cash, shares of Common Stock or a combination of cash and such shares.

                               ARTICLE VIII

                         Other Stock-Based Awards

               8.1 Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Employees an Other Stock-Based Award which shall consist of an Award, the value of which is based in whole or in part on the value of shares of Common Stock, which is not an instrument described in Articles VI or VII of this Plan. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to or otherwise based on, or related to, Common Stock (and securities convertible into or exchangeable for Common Stock) including, without limitation, Awards valued by reference to subsidiary performance, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted either in addition to or in tandem with other Awards, or on a freestanding basis.

               Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. Except in the case of an Other Stock-Based Award which is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such Award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such Award relates on the date of grant.

               8.2 Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Article VIII or as an Award granted pursuant to Articles VI and VII hereof, may provide the Participant with dividends or dividend equivalents, payable in cash, shares of Common Stock, subsidiary securities, other securities or other property on a current or deferred basis.

                                ARTICLE IX

                   Termination or Amendment of the Plan

               9.1 Amendments to the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including for these purposes any approval requirement that is a prerequisite for exemptive relief from Section 16(b) of the Securities Exchange Act of 1934 or any successor provision thereto. No such amendment or other action by the Committee shall impair the rights of any holder of an outstanding Award without the affected holder's consent. Notwithstanding anything to the contrary contained herein, the Committee may amend the Plan in such manner as may be necessary for the Plan to conform with local rules and regulations in any jurisdiction outside the United States.

               9.2 Amendments to Awards. The Committee may amend, modify or terminate any outstanding Award with the Participant's consent at any time prior to payment or exercise in any manner not inconsistent with the terms of the Plan, including without limitation, (i) to change the date or dates as of which an Award becomes exercisable, or (ii) to cancel an Award and grant a new Award in substitution therefor under such different terms and conditions as it determines in its sole and complete discretion to be appropriate.

               9.3  Adjustment of Awards Upon the Occurrence of Certain
Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company, or the financial statements of the Company or any subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

               9.4 Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

                                 ARTICLE X

                            General Provisions

               10.1 Award Agreements. Each Award hereunder shall be evidenced by a writing delivered to the Participant that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of the Participant and the effect thereon, if any, of a change in control of the Company.

               10.2 Withholding. A Participant may be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

               10.3 Nontransferability. No Award shall be transferable by a Participant other than by will or the laws of descent and distribution or, to the maximum extent permitted by Rule 16b-3, pursuant to a qualified domestic relations order ("QDRO"), as determined by the Committee. An Award may be exercised, during the Participant's lifetime, only by the Participant or the transferee under the QDRO.

               10.4 Share Certificates. All certificates for Common Stock or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the SEC, any stock exchange upon which such Common Stock or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

               10.5 No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

               10.6 No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any subsidiary or in the employ of any other entity providing services to the Company. The Company or any subsidiary or any such entity may at any time dismiss a Participant from employment, or terminate any arrangement pursuant to which the Participant provides services to the Company, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Employee, Participant or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants or holders or beneficiaries of Awards.

               10.7 Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

               10.8 Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

               10.9 No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

               10.10 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional shares or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

               10.11 Headings. Headings are given to the Articles, Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                                ARTICLE XI

                          Effective Date of Plan

               The Plan shall become effective upon the date specified by the Board in its resolution adopting the Plan, subject to the approval of the Plan by the shareholder of the Company.

                                ARTICLE XII

                               Term of Plan

               No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the earlier of the date the Plan is adopted or the date of shareholder approval but Awards granted prior to such tenth anniversary may and the authority of the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, extend beyond that date.


PROXY                                                                    PROXY


                            PRICELLULAR CORPORATION

                     Proxy Solicited by Board of Directors
            for the Annual Meeting of Stockholders on May 14, 1997

      The undersigned stockholder of PRICELLULAR CORPORATION hereby appoints Robert Price and Kim I. Pressman, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all the shares of Class A Common Stock, Class B Common Stock or Series A Cumulative Convertible Preferred Stock of PRICELLULAR CORPORATION which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company, to be held at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York on Wednesday, May 14, 1997, at 10:00 a.m. and at all adjournments thereof, hereby revoking any proxy heretofore given with respect to such stock.

     IMPORTANT - This Proxy must be signed and dated on the reverse side.

     THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTION TO THE CONTRARY IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2
                                     AND 3

     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK
                                   ONLY [X]

1.   Election of Directors:

     Nominees:

     Robert Price              For          Withheld        Abstain
                               [ ]          [ ]             [ ]

     Kim I. Pressman           For          Withheld        Abstain
                               [ ]          [ ]             [ ]

     Steven Price              For          Withheld        Abstain
                               [ ]          [ ]             [ ]

     Brion B. Applegate        For          Withheld        Abstain
                               [ ]          [ ]             [ ]

     Scott M. Sperling         For          Withheld        Abstain
                               [ ]          [ ]             [ ]

     Scott I. Anderson         For          Withheld        Abstain
                               [ ]          [ ]             [ ]



2. Approval of the amendment to the Company's Amended and Restated Certification of Incorporation to increase the number of authorized shares of Class B Common Stock, par value $.01 per share, from 20,000,000 to 50,000,000 shares.

     For      Against      Abstain
     [ ]      [ ]          [ ]


3.   Approval of the amendment to the Company's 1994 Stock Option Plan.

     For      Against      Abstain
     [ ]      [ ]          [ ]


4. In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any and all adjournments thereof.


IMPORTANT: Please sign your name or names exactly as shown hereon and date your proxy in the blank space provided below. For joint accounts, each joint owner must sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer.

PLEASE SIGN HERE AND RETURN PROMPTLY



------------------------------------
          Signature



------------------------------------
          Signature


Dated:________________________, 1997